COASTAL BANKING COMPANY, INC.

 Exhibit 99.1


    CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO
            SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


The undersigned hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that this Quarterly Report on Form 10-QSB for the quarter ended March 31, 2003 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and the information contained in such report fairly presents, in all material respects, the financial condition and results of operations of the Company.

This 12th day of May, 2003.


 /s/RANDOLPH C. KOHN
--------------------
Randolph C. Kohn, President, Chief Executive Officer and Director


/s/CHARLIE T. LOVERING, JR.
---------------------------
Charlie T. Lovering, Jr., Chief Financial Officer, Treasurer and Director



A signed original of this written statement required by Section 906 has been provided to Coastal Banking Company, Inc. and will be retained by Coastal Banking Company, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.